SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 6, 2004

(Date of earliest event reported)

ONYX ACCEPTANCE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	000-28050 (Commission File No.)	33-0577635 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 100 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3900

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Wrap Cover to Onyx Acceptance Corporation's Annual Report

Item 9. Regulation FD Disclosure.

     On May 6, 2004, we distributed our Annual Report for the year ended December 31, 2003 to our stockholders which included a four page wrap cover. A copy of this four page wrap cover is attached as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of the Exhibit are hereby furnished and incorporated herein by reference.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE CORPORATION
May 11, 2004	By:	/s/ Michael A. Krahelski
Michael A. Krahelski,
Senior Vice President

EXHIBIT INDEX

99.1	Wrap Cover to Onyx Acceptance Corporation's Annual Report

4